July 19, 2013

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE BALANCED ALLOCATION FUND

TOUCHSTONE CONSERVATIVE ALLOCATION FUND

TOUCHSTONE GROWTH ALLOCATION FUND

TOUCHSTONE MODERATE GROWTH ALLOCATION FUND

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2013

Change in Portfolio Management Team

Effective immediately the portfolio management team for the Touchstone Balanced Allocation Fund, Touchstone Conservative Allocation Fund, Touchstone Growth Allocation Fund, and Touchstone Moderate Growth Allocation Fund (collectively, the “Funds”) will be joined by Mr. Lucian Marinescu, CFA, of Ibbotson Associates, Inc. (the “Sub-Advisor”).  Mr. Marinescu joins Messrs. Scott Wentsel and Brian Huckstep as portfolio managers of the Funds.  Together Messrs. Wentsel, Huckstep, and Marinescu will be responsible for the day-to-day management of the Funds.

Since 2007, Mr. Marinescu, Portfolio Manager, has been a senior investment consultant with the Investment Management Division of Morningstar, Inc., the parent company of the Sub-Advisor, where he has focused on the fund-of-funds product line for institutional and retail clients.  From 2002 to 2007, he was a project manager and a data analyst for Morningstar, Inc.

Additionally, effective as of July 19, 2013, Chris Armstrong resigned as a portfolio manager of the Funds.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54CC-TST-TBAAX-S1-1304
TSF-54CC-TST-TSAAX-S1-1304
TSF-54CC-TST-TGQAX-S1-1304
TSF-54CC-TST-TSMAX-S1-1304